UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2025

Beam Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39208	81-5238376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 327-8775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 8, 2025, Bristol-Myers Squibb Company (“BMS”) completed its previously announced acquisition of Orbital Therapeutics, Inc. (“Orbital”) pursuant to an Agreement and Plan of Merger dated October 10, 2025 between Orbital and BMS (the “Acquisition”). Prior to the closing of the Acquisition, Beam Therapeutics Inc. (the “Company”) held 75 million shares of Orbital common stock, which represented a fully diluted ownership stake of approximately 17%. At the closing of the Acquisition, such shares were cancelled and converted into $255.1 million in closing cash consideration, plus the right to receive up to approximately $26.3 million in additional cash consideration upon the release, if any, of certain escrows. The Company plans to provide an update on its anticipated cash runway, taking into consideration proceeds from the Acquisition, in connection with the 2026 J.P. Morgan Healthcare Conference.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. The words "anticipate," "expect," "suggest," "plan," "vision," "strategy," "possibility," "promise," "believe," "intend," "project," "estimates," "targets," "projections," "potential," "should," "could," "would," "may," "might," "will," the negative thereof and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Investors are cautioned not to place undue reliance on these forward-looking statements, including but not limited to, statements relating to our expected updates at the 2026 J.P. Morgan Healthcare Conference. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, risks and uncertainties related to market conditions, and the other risks and uncertainties identified under the headings “Risk Factors Summary” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025, and in any subsequent filings with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beam Therapeutics Inc.

Date:	December 11, 2025	By:	/s/ John Evans
John Evans Chief Executive Officer